POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vital Signs, Inc. desire to authorize Terence D. Wall, Anthony J. Dimun and Barry Wicker to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

         NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terence D. Wall, Anthony J. Dimun and Barry Wicker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering 300,000 shares of the Common Stock of Vital Signs, Inc. issuable in connection with the Company's Employee Stock Purchase Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 30th day of July, 1996.


SIGNATURE                      TITLE


/s/Terence D. Wall
_____________________          President, Chief Executive Officer and Director
Terence D. Wall


/s/David J. Bershad
_____________________          Director
David J. Bershad


/s/Anthony J. Dimun
_____________________         Executive Vice President, Chief Financial Officer,
Anthony J. Dimun              Treasurer  and Director  (Chief  Financial  and
                              Accounting Officer)


/s/Joseph J. Thomas
_____________________         Director
Joseph J. Thomas


/s/John Toedtman
_____________________         Director
John Toedtman


/s/Barry Wicker
_____________________         Executive Vice President and Director
Barry Wicker